UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06221

Brandywine Blue Fund, Inc.

(Exact name of registrant as specified in charter)

P.O. Box 4166
Greenville, DE 19807

(Address of principal executive offices) (Zip code)

William F. D’Alonzo
P.O. Box 4166
Greenville, Delaware 19807

         (Name and address of agent for service)

(302) 656-3017

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Annual Report	September 30, 2011

Dear Fellow Shareholders:
Renewed concerns about one nation’s ability to avoid buckling under its sovereign debt burden snowballed into volatility-stoking fear in the September quarter as investors considered how Greece’s problems could reverberate around the globe. Major indexes suffered their worst quarterly declines since the height of the financial crisis in the December quarter of 2008.

From isolated incident to full-fledged systemic shock, investors in recent months seemed to indicate that, wherever the European debt situation ultimately falls on the range of potential outcomes, people believe the economic outlook is no longer bright enough to warrant the kind of sizable progress stocks made over the first seven of the last 12 months.

Brandywine Fund declined 2.91 percent in its fiscal year through September 30. The Russell 3000 and Russell 3000 Growth Indexes gained 0.55 and 3.39 percent. Brandywine Blue Fund declined 1.29 percent in the 12 months through September as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 1.14, 0.91 and 3.78 percent.

The member states of the European Union, collectively, comprise the largest economy in the world. For China, which is relied upon as a primary engine of global growth, the E.U. represents its largest export market. The U.S. and E.U. economies are symbiotically entwined on too many levels to count. The point is bad news for the E.U. can be bad news for the global economy.

Unable to pinpoint how or quantify the degree to which the E.U.’s sovereign debt issues could become a widely shared concern, investors took a flee-now-seek-facts-later approach during the September quarter. Every economic sector experienced declines. On a relative basis, however, slow-growing, defensive areas such as the utilities and consumer staples sectors fared much better than sectors that are generally considered to be more sensitive to economic shifts.

The Brandywine Funds isolate companies demonstrating near-term earnings strength that also show intermediate-term potential, which put them in a bad spot as the market sought to redefine its vision of the upcoming economic landscape. Generally speaking, the companies we held delivered on the earnings front, but suffered due to skepticism about whether their above-average growth will prove to be sustainable.

We think so, but that’s a debate that can only be settled with time. As for the three months through September, the Brandywine Funds were at the mercy of sentiment that turned sharply against earnings-growth potential. Declines in the September quarter more than erased the leads Brandywine and Brandywine Blue enjoyed over their respective benchmarks through the first nine months of the fiscal year.

The price of a barrel of crude oil fell by 17 percent during the quarter as investors bet that deteriorating economic conditions would lead to reduced energy consumption. Companies from the energy sector were categorically dismissed.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	-24.98	-18.03
One Year	-2.91	-1.29
Five Years	-23.39	-20.55
Ten Years	7.81	20.91
Inception	937.72*	491.77**

Annualized Total Return
Five Years	-5.19	-4.50
Ten Years	0.76	1.92
Inception	9.51*	8.96**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.11%
Brandywine Blue	1.17%
***As stated in the Prospectus dated January 31, 2011

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Holdings from the energy sector detracted most from performance relative to the benchmarks in the quarter. The impact was more pronounced in the Brandywine portfolio, where energy holdings comprised a larger percentage of assets than the energy sector within the Russell 3000 Growth Index. Brandywine Blue’s commitment to the energy sector was in line with the sector within the Russell 1000 Growth Index.

Patterson-UTI Energy, an onshore contract driller, and Oil States International, which provides everything from undersea tubing to on-site worker accommodations to energy producers, weighed the most on Brandywine’s results. Both companies beat estimates with big June-quarter earnings growth. The consensus 2012 earnings estimate for each company was higher in September than it was in June, yet each company’s share price moved decidedly in the other direction. Halliburton (Brandywine Blue only) and McDermott International (both Funds) were the most notable energy detractors in the Brandywine Blue portfolio.

The technology sector was the next most significant detractor from performance versus benchmarks in both Funds. Like energy, the technology sector was hit hard and broadly. Investors applied their economic thesis in a way that suggested consumer and corporate spending on tech gear and software was about to flop. The technology sector represented the second largest percentage of assets in Brandywine and the largest percentage in Brandywine Blue.

Polycom exceeded June-quarter estimates with 54 percent earnings growth, but the company became a victim of the market’s fears about future corporate expenditures given that it makes conferencing equipment for businesses. Polycom finished the September quarter as one of Brandywine’s costliest holdings. Brandywine Blue had a similar experience with Citrix Systems, which makes application-delivery software used by businesses. Citrix topped estimates with 19 percent June-quarter earnings growth.

Keeping with the slowdown theme, holdings from the industrial sector also detracted from Brandywine’s results. Industrial holdings represented the Fund’s third largest sector and accounted for a greater percentage of assets than the sector within the Russell 3000 Growth Index. WABCO Holdings and Hertz Global Holdings were notable detractors from the industrial group as investors worried conditions would crimp demand for WABCO parts used in commercial vehicles and discourage business travel that might otherwise lead to Hertz car rentals.

Brandywine Blue’s performance gap versus the Russell 1000 Growth Index also stemmed from what the Fund didn’t hold. The strongest performing sector in the index was consumer staples, where Brandywine Blue maintained very limited exposure due to the lack of earnings growth in the space. The sector is traditionally considered to be defensive, which was a popular characteristic amid the volatility of the September quarter. The only company the Fund held from the sector during the period was Costco Wholesale.

For more information on holdings that influenced September-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 7 for Brandywine Blue.

We’re pleased to announce that the Brandywine Board of Directors at its September meeting unanimously elected Stephen Wynne to serve in the Independent Director position left vacant by Dick Scarlett’s retirement.

Steve brings with him more than three decades of experience in the mutual fund industry. He retired at the end of 2010 as Chief Executive Officer of the U.S. Funds Services business unit of Bank of New York Mellon, a position that arose from BNY Mellon’s acquisition of Steve’s previous company. Steve spent 33 years with PNC Global Investment Servicing, where he was appointed Chief Operating Officer in 2002, President in 2005 and Chief Executive in 2008. We’re confident Steve will be a valuable addition to the Board.

Investors made a lot of forward-looking assumptions about what the world might look like based mainly on their best guesses as to whether a foreign government’s sovereign debt mess will turn out to be containable over a yet-to-be-determined timeline. That doesn’t strike us as a formula for pinpoint forecasting.

We think the market got some things wrong in the months since it peaked on the last day of April. We recognize the potential for fallout from Europe’s sovereign debt problems, and we’re factoring related risk into our investment decisions. At the same time, the research legwork we’re conducting every day is not uncovering evidence of economic concerns that begin to approach the magnitude of what the market appeared to discount in the September quarter.

It seems to us that stocks have some correcting to do to the upside, particularly shares of companies that report earnings that refute the recent dire what-if scenarios for the economy. We believe the Brandywine Funds are full of companies that fit that description.

Thanks for your support in this volatile market environment!

Bill D’Alonzo	October 14, 2011
Brandywine Funds President

Brandywine Fund
Portfolio Characteristics as of September 30, 2011

% Change in Top Ten Holdings From Book Cost

1. Apple Inc.	+46.1%	6. VF Corp.	-1.4%
2. VeriFone Systems Inc.	-13.6%	7. Jarden Corp.	-14.2%
3. eBay Inc.	-10.0%	8. Jabil Circuit Inc.	+7.3%
4. Cardinal Health Inc.	-5.8%	9. Leggett & Platt Inc.	-20.7%
5. Harley Davidson Inc.	-13.0%	10. Target Corp.	-2.2%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share
2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 1.14, -1.18 and 2.82 percent.

Top Ten Industry Groups

Brandywine Fund
September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Apple Inc.	$6.4	11.9
The maker of personal computers, software and mobile computing devices grew June-quarter earnings 122 percent, beating estimates by 33 percent. Revenue increased 82 percent, reflecting the company’s success in the high-growth markets for smartphones and tablets. Shipments of Apple’s iPhone and iPad increased 142 and 183 percent, respectively, during the quarter. Apple’s new product cycle, which includes an operating system, new versions of its Mac computers and the just-launched iPhone 4S, coincides with rapid expansion of its distribution network.

Deckers Outdoor Corp.	$5.3	13.4
The owner of the UGG, Teva, TSUBO, Sanuk, Mozo, and Ahnu footwear brands topped June-quarter earnings estimates by 17 percent. New store openings and an expanding international footprint are helping expand sales of the company’s UGG sheepskin boots and other footwear while also opening new merchandising opportunities for accessories and apparel. We sold Deckers during the quarter when it reached our target price.

Church & Dwight Co. Inc.	$2.5	9.1	The maker of a broad range of consumer and specialty products under the Arm & Hammer brand name beat the consensus estimate with 11 percent June-quarter earnings growth. We purchased shares during the quarter as lower-than-expected gross profit margins, resulting from a spike in sales from a small low-margin business segment, caught some investors off guard. We expect strong results as margins normalize and the company continues to leverage the success of its core brands.
Jabil Circuit Inc.	$2.3	7.3
The provider of electronics manufacturing services to aerospace, automotive, computing and consumer products customers grew August-quarter earnings 19 percent, topping estimates by 11 percent. Jabil raised earnings guidance for its November quarter. Jabil’s diversified manufacturing segment hasn’t shown evidence of economic weakness, with the company capitalizing on new outsourcing opportunities related to growth in health care, clean technology and emerging market demand.

Genesco Inc.	$2.0	10.1
The mall-based retailer of branded footwear, hats and accessories grew July-quarter earnings to $0.22 per share from a loss of $0.02 a year ago, beating the consensus estimate by 120 percent. Revenue grew 29 percent as the company’s younger customer base responded favorably to merchandising strategies and popular brand offerings. Genesco’s recently announced acquisition of Scottish footwear maker Schuh marks its entrance into the U.K. footwear market and is expected to boost profitability.

	$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Patterson-UTI Energy Inc.	$21.5	44.6	The provider of onshore contract drilling and pressure pumping services to oil and natural gas producers in North America grew June-quarter earnings to $0.52 per share from $0.11 a year ago, beating Wall Street estimates. While Patterson’s services remain in high demand following efforts to modernize equipment and expand in high-growth areas, shares fell as energy prices retreated during the quarter.
WABCO Holdings Inc.	$18.0	36.1
The provider of advanced braking, stability, suspension and transmission control systems used in commercial vehicles grew June-quarter earnings 95 percent, beating the consensus estimate by 13 percent. Rising earnings-growth guidance confirmed strong end-market demand in Europe, America and China, but investors focused on Greece’s sovereign-debt crisis and potential for it to impact global economic growth. Given the company’s sizable exposure to Europe and emerging markets, we sold WABCO on concerns that macro-economic issues would create a lingering overhang.

Oil States International Inc.	$17.5	35.9	The provider of equipment and services to the oil and gas industry grew June-quarter earnings 89 percent, beating the consensus estimate by 13 percent. Despite record results and backlogged orders, shares traded lower on concerns that a global economic slowdown and falling energy prices would force energy companies to cancel capital expenditure plans.
TRW Automotive Holdings Corp.	$16.5	37.2	The supplier of braking and steering systems, safety products and other electronic automotive components grew June-quarter earnings 15 percent, beating the consensus estimate. Results continue to reflect strong demand for the company’s broad array of active and passive safety products amid increasing government regulation worldwide. Shares traded lower as deteriorating economic conditions caused investors to question future growth prospects.
OmniVision Technologies Inc.	$13.4	49.6	The maker of semiconductor image sensors for mobile device cameras grew July-quarter earnings 95 percent, beating estimates by 7 percent. Revenue jumped 43 percent. Despite the strong results, shares fell as tempered forward guidance reflected shipping delays and possible market-share losses. We sold OmniVision during the quarter to fund an idea with greater near-term earnings visibility.

All gains/losses are calculated on an average cost basis

Management’s Discussion of Results, Brandywine Fund

Sentiment extremes marked the fiscal year as investors focused on macro-level matters throughout much of the period. Investors began the period in celebratory fashion, boosting stocks in what seemed to be confidence in the European Union’s ability to avert crisis stemming from Greece’s sovereign debt problems. Market conditions began deteriorating in the spring, when investors started to view a lack of progress on the Greek situation as a resurgent threat with potentially widespread implications.

Brandywine Fund aims to capitalize on the long-term relationship between individual-company earnings performance and stock prices. Although the Fund executed its strategy to isolate rapidly growing companies likely to exceed earnings estimates, its approach was not effective in generating excess return for the fiscal year.

Appreciation for positive near-term earnings trends waned just past the period’s halfway point as investors worried that fallout from the debt crisis could reshape the global economic outlook.

Brandywine declined 2.91 percent in the 12 months through September 30, 2011. The Russell 3000 and Russell 3000 Growth Indexes gained 0.55 and 3.39 percent.

The Federal Reserve’s announced plan to intervene on the economy’s behalf by buying long-term Treasury bonds helped ignite a positive market environment at the fiscal year’s outset. The Fund posted its strongest quarterly return in 11 years during the final three months of 2010, outperforming its benchmarks. Holdings from the technology, consumer discretionary and energy sectors drove performance.

The environment remained positive in early 2011 despite revolutions in the Middle East, a major earthquake in Japan and a spike in oil prices. Energy and consumer discretionary holdings led the Fund to a second consecutive benchmark-leading quarterly return.

The climate stayed mostly upbeat until the market reached its high for the fiscal year on April 29. Investors fled previously strong sectors and sought refuge in traditionally defensive areas such as consumer staples and health care as concerns about Greece resurfaced and new data raised questions about the strength of the U.S. recovery.

Those worries grew, and the market decline accelerated into the fiscal year’s final quarter. Energy and technology holdings weighed on results as investors questioned the sustainability of their growth against a clouded macro backdrop.

Comparison of Change in Value of $10,000 Investment in Brandywine Fund, Russell 3000 Growth(1), Russell 3000 Index(2) and S&P 500 Index(3)

(1)
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes and includes dividends.

(2)	The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes dividends.
(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes dividends.

Brandywine Blue Fund
Portfolio Characteristics as of September 30, 2011

% Change in Top Ten Holdings From Book Cost

1. Apple Inc.	+131.6%	6. Cardinal Health Inc.	+7.8%
2. Celgene Corp.	+13.8%	7. NIKE Inc.	+9.2%
3. Republic Services Inc.	-8.7%	8. Target Corp.	+2.6%
4. Check Point Software Technologies Ltd.	+15.0%	9. Teradata Corp.	+8.2%
5. Precision Castparts Corp.	+29.2%	10. eBay Inc.	-8.2%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share
2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 1.14, -1.18 and 2.82 percent.

Top Ten Industry Groups

Brandywine Blue Fund
September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Apple Inc.	$13.0	14.3
The maker of personal computers, software and mobile computing devices grew June-quarter earnings 122 percent, beating estimates by 33 percent. Revenue increased 82 percent, reflecting the company’s success in the high-growth markets for smartphones and tablets. Shipments of Apple’s iPhone and iPad increased 142 and 183 percent, respectively, during the quarter. Apple’s new product cycle, which includes an operating system, new versions of its Mac computers and the just-launched iPhone 4S, coincides with rapid expansion of its distribution network.

CF Industries Holdings Inc.	$10.7	23.7
The manufacturer of nitrogen and phosphate fertilizer products grew June-quarter earnings 174 percent to $6.87 per share, beating the consensus estimate. Shares gained ground following forecasts of deteriorating yields for the U.S. corn crop amid challenging weather conditions, raising expectations that farmers will require robust fall and spring nitrogen applications. Your team sold CF Industries during the quarter when it reached our target price.

VF Corp.	$5.6	13.9
The global footwear and apparel manufacturer with a portfolio of more than 30 brands grew June-quarter earnings 12 percent, beating the consensus estimate. The company’s recent acquisition of Timberline adds new firepower to the company’s outdoor/action brands division, where brands such as North Face and Vans are experiencing strong domestic and international order trends. Our research shows improving trends for the company’s jeanswear business amid price increases that coincide with an expected reduction in cotton input costs.

O’Reilly Automotive Inc.	$5.6	12.3
The aftermarket auto parts retailer grew June-quarter earnings 19 percent. O’Reilly benefits from greater demand of maintenance and repair associated with owning cars for longer periods following a considerable period of depressed new-car sales. Hot summer weather in key markets helped drive higher sales of engine-related parts, while cost savings and other synergies associated with the company’s integration of CSK had a positive impact on profitability.

Costco Wholesale Corp.	$3.1	10.2
The operator of membership warehouses of bargain-priced food and merchandise grew June-quarter earnings 11 percent. We purchased Costco during the September quarter after our research showed the company taking market share from traditional supermarkets and supercenters as it added new merchandise and expanded its international footprint. Rising membership fees are expected to boost earnings given that membership fees account for roughly 70 percent of profits.

	$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Halliburton Co.	$29.8	34.9
The provider of oilfield services grew June-quarter earnings 56 percent, exceeding expectations. Demand for the company’s package offerings of fully integrated drilling solutions remains elevated as oil and gas wells increase in complexity and depth. Still, shares fell amid concerns about Greece’s debt situation and its potential to impact global economic conditions that sent oil prices down 17 percent during the quarter.

TRW Automotive Holdings Corp.	$24.1	34.9
The supplier of braking and steering systems, safety products and other electronic automotive components grew June-quarter earnings 15 percent, beating the consensus estimate. Results continue to reflect strong demand for the company’s broad array of active and passive safety products amid increasing government regulation worldwide. Shares traded lower as deteriorating economic conditions caused investors to question future growth prospects.

FedEx Corp.	$23.3	26.8
The global provider of delivery services topped August-quarter earnings estimates with 22 percent growth. Despite the strong results, shares came under pressure as freight volumes slowed recently, with notably weaker volumes of goods traveling from China to the U.S. We sold FedEx during the quarter to fund an idea with greater near-term upside.

Hertz Global Holdings Inc.	$18.9	37.1
The operator of car and equipment rental centers grew June-quarter earnings 86 percent, beating the consensus estimate by 24 percent. Shares traded lower on general concerns related to macroeconomic weakness and the potential for reduced business and leisure travel. Our research shows that business unit growth, cost initiatives and planned acquisitions should continue to add to profitability even amid uncertain economic conditions.

McDermott International Inc.	$18.8	34.5
The engineering and construction company serving the offshore oil and gas industry recorded numerous project wins for its construction services segment, but macro-level threats prompted investors to question the economic recovery and flee economically sensitive sectors. We sold McDermott during the quarter due to the degree to which shares are subject to macroeconomic expectations in the current climate.

All gains/losses are calculated on an average cost basis

Management’s Discussion of Results, Brandywine Blue Fund

Brandywine Blue Fund employs an investment strategy that relies on bottom-up research to identify companies with unique earnings growth potential. The strategy is designed to capitalize on the long-running relationship between earnings performance and stock prices. While this approach generated positive absolute and relative results through the fiscal year’s first half, the Fund gave back its progress during the second half of the period amid macro-level threats that prompted investors to reassess their earlier optimism.

Brandywine Blue declined 1.29 percent in the 12 months through September 30, 2011. The S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 1.14, 0.91 and 3.78 percent.

The fiscal year started on a positive note. Stocks, which trended lower during the preceding summer, gained traction on news that the Federal Reserve would buy long-term Treasury bonds in an effort to spur lending activity. Investors overcame earlier fears regarding Greece’s sovereign debt crisis to bid shares higher.

Brandywine Blue outperformed its benchmarks with its strongest quarterly return in 11 years during the final three months of 2010. Consumer discretionary and energy holdings drove performance as investors rewarded earnings strength amid renewed economic optimism.

Positive momentum carried into early 2011. Revolutions in the Middle East pushed oil prices higher, drawing investor attention to the earnings strength demonstrated by Brandywine Blue’s energy holdings.

The Fund remained well into positive territory and ahead of its benchmarks on a fiscal-year-to-date basis through April. May marked the beginning of significant reversals in investor sentiment and the market’s direction. Investors increasingly grew to view a lack of new action by the European Union to help Greece avoid defaulting on its sovereign debt obligations as a material threat to stability in global markets.

Uncertainty mounted as time passed, and the decline accelerated. Investors favored areas considered defensive, such as the utilities and consumer staples sectors, where the Fund maintained limited exposure due to a lack of earnings strength among consumer staples companies. Oil prices fell as economic expectations were tempered, making the Fund’s energy holdings a drag on results late in the fiscal year as well.

Comparison of Change in Value of $10,000 Investment in Brandywine Blue Fund, Russell 1000 Growth(1), Russell 1000 Index(2) and S&P 500 Index(3)

(1)	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values and includes dividends.
(2)
The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes dividends.

(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes dividends.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Brandywine Fund, Inc. and Brandywine Blue Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of Brandywine Blue Fund, Inc.) (the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 14, 2011

Brandywine Fund, Inc.
Statement of Assets and Liabilities
September 30, 2011

Assets:
Investments in securities, at value (cost $1,424,279,802)	$1,331,436,014
Receivable from investments sold	26,661,175
Dividends and interest receivable	998,112
Receivable from shareholders for purchases	271,081
Cash	2,975
Total assets	$1,359,369,357

Liabilities:
Payable to brokers for investments purchased	$20,694,091
Payable to adviser for management fees	1,196,128
Payable to shareholders for redemptions	404,710
Other liabilities	203,488
Total liabilities	22,498,417

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 62,530,853 shares outstanding	2,306,374,383
Net unrealized depreciation on investments	(92,843,788)
Accumulated net realized loss on investments	(876,659,655)
Net assets	1,336,870,940
Total liabilities and net assets	$1,359,369,357

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($1,336,870,940 ÷ 62,530,853 shares outstanding)	$21.38

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Fund, Inc.
Schedule of Investments
September 30, 2011

Shares		Cost	Value
Common Stocks - 96.9% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 4.6%
234,100	ANN Inc.*	$6,815,413	$5,346,844
462,738	Chico’s FAS Inc.	6,447,223	5,289,095
184,800	DSW Inc.*	8,352,581	8,534,064
144,000	Express Inc.	2,233,663	2,921,760
256,500	The Finish Line Inc.	4,418,909	5,127,435
641,300	Foot Locker Inc.	9,806,962	12,883,717
413,000	Genesco Inc.*	19,323,501	21,281,890

	Apparel, Accessories & Luxury Goods - 4.0%
475,500	Vera Bradley Inc.*	17,398,652	17,141,775
300,300	VF Corp.	37,004,560	36,492,456

	Auto Parts & Equipment - 1.2%
496,100	TRW Automotive Holdings Corp.*	17,555,740	16,237,353

	Footwear - 2.6%
528,000	Crocs Inc.*	14,227,890	12,497,760
733,200	Steven Madden Ltd.*	26,742,021	22,069,320

	General Merchandise Stores - 3.2%
128,400	Dollar Tree Inc.*	9,102,839	9,644,124
674,900	Target Corp.	33,834,554	33,097,096

	Home Furnishing Retail - 1.6%
308,900	Select Comfort Corp.*	4,114,145	4,315,333
568,600	Williams-Sonoma Inc.	18,092,031	17,507,194

	Home Furnishings - 2.5%
1,693,910	Leggett & Platt Inc.	42,272,613	33,522,479

	Housewares & Specialties - 2.7%
1,269,300	Jarden Corp.	41,798,297	35,870,418

	Internet Retail - 2.1%
62,860	Priceline.com Inc.*	33,047,185	28,253,055

	Motorcycle Manufacturers - 2.8%
1,090,700	Harley-Davidson Inc.	43,057,785	37,443,731

	Restaurants - 1.6%
745,000	Dunkin’ Brands Group Inc.*	20,552,078	20,636,500

	Specialized Consumer Services - 0.3%
111,800	Coinstar Inc.*	4,969,748	4,472,000

	Specialty Stores - 2.0%
480,900	Dick’s Sporting Goods Inc.*	16,376,108	16,090,914
65,187	GNC Acquisition Holdings Inc.*	1,142,416	1,311,562
277,500	Hibbett Sports Inc.*	10,358,730	9,404,475
	Total Consumer Discretionary	449,045,644	417,392,350

	This sector is 7.0% below your Fund’s cost.

CONSUMER STAPLES
	Household Products - 2.2%
668,100	Church & Dwight Co. Inc.	27,075,945	29,530,020
	Total Consumer Staples	27,075,945	29,530,020

	This sector is 9.1% above your Fund’s cost.

ENERGY
	Oil & Gas Drilling - 2.0%
1,492,100	Patterson-UTI Energy Inc.	$33,183,620	$25,873,014

	Oil & Gas Equipment & Services - 4.7%
161,200	C&J Energy Services Inc.*	4,027,548	2,650,128
379,224	Key Energy Services Inc.*	5,931,868	3,598,836
345,800	Lufkin Industries Inc.	22,323,457	18,400,018
230,980	McDermott International Inc.*	1,577,314	2,485,345
499,900	Oil States International Inc.*	36,106,732	25,454,908
396,500	Superior Energy Services Inc.*	14,442,357	10,404,160

	Oil & Gas Exploration & Production - 2.4%
536,600	Energy XXI Ltd.*	11,997,476	11,510,070
903,100	Northern Oil and Gas Inc.*	17,859,952	17,511,109
554,000	SandRidge Energy Inc.*	3,009,376	3,080,240
	Total Energy	150,459,700	120,967,828

	This sector is 19.6% below your Fund’s cost.

FINANCIALS
	Property & Casualty Insurance - 1.0%
914,700	Fidelity National Financial Inc.	14,669,244	13,885,146

	Specialized Finance - 0.3%
152,300	CBOE Holdings Inc.	3,784,882	3,726,781
	Total Financials	18,454,126	17,611,927

	This sector is 4.6% below your Fund’s cost.

HEALTH CARE
	Biotechnology - 2.3%
495,600	Celgene Corp.*	27,067,422	30,687,552

	Health Care Distributors - 2.9%
924,000	Cardinal Health Inc.	41,070,221	38,697,120

	Health Care Equipment - 0.5%
186,500	Zoll Medical Corp.*	8,032,380	7,038,510

	Health Care Services - 0.4%
81,100	Air Methods Corp.*	4,784,087	5,163,637

	Life Sciences Tools & Services - 4.9%
826,300	Agilent Technologies Inc.*	28,092,353	25,821,875
594,100	Covance Inc.*	28,664,629	27,001,845
318,000	Illumina Inc.*	13,349,578	13,012,560

	Pharmaceuticals - 0.5%
325,100	Impax Laboratories Inc.*	5,655,190	5,822,541
	Total Health Care	156,715,860	153,245,640

	This sector is 2.2% below your Fund’s cost.

INDUSTRIALS
	Aerospace & Defense - 2.8%
246,200	Esterline Technologies Corp.*	17,544,526	12,763,008
162,300	Precision Castparts Corp.	20,452,008	25,231,158

	Air Freight & Logistics - 0.7%
308,841	Hub Group Inc.*	8,583,114	8,730,935

Brandywine Fund, Inc.
Schedule of Investments (Continued)
September 30, 2011

Shares		Cost	Value

Common Stocks - 96.9% (a) (Continued)

	Construction & Engineering - 3.4%
1,320,100	MasTec Inc.*	$25,103,270	$23,246,961
1,169,500	Quanta Services Inc.*	22,328,246	21,974,905

	Construction & Farm Machinery & Heavy Trucks - 2.3%
592,200	Wabtec Corp.	36,434,086	31,309,614

	Industrial Conglomerates - 1.7%
551,900	Danaher Corp.	24,035,207	23,146,686

	Industrial Machinery - 0.7%
252,100	Robbins & Myers Inc.	10,437,999	8,750,391

	Marine - 2.3%
578,500	Kirby Corp.*	33,429,786	30,452,240

	Railroads - 2.2%
275,800	Kansas City Southern*	15,545,314	13,778,968
263,500	Norfolk Southern Corp.	19,013,632	16,078,770

	Trucking - 0.7%
1,081,000	Hertz Global Holdings Inc.*	15,509,761	9,620,900
	Total Industrials	248,416,949	225,084,536

	This sector is 9.4% below your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 0.9%
567,000	Nuance Communications Inc.*	11,714,605	11,544,120

	Communications Equipment - 5.6%
208,793	Acme Packet Inc.*	7,548,312	8,892,494
190,900	Plantronics Inc.	5,602,440	5,431,105
1,550,600	Polycom Inc.*	37,013,031	28,484,522
657,000	Qualcomm Inc.	36,252,249	31,949,910

	Computer Hardware - 4.4%
156,444	Apple Inc.*	40,807,493	59,633,324

	Data Processing & Outsourced Services - 3.4%
1,304,990	VeriFone Systems Inc.*	52,897,204	45,700,750

	Electronic Manufacturing Services - 2.5%
1,912,200	Jabil Circuit Inc.	31,708,905	34,018,038

	Internet Software & Services - 3.0%
1,353,300	eBay Inc.*	44,351,681	39,908,817

	Semiconductors - 2.3%
1,691,900	Skyworks Solutions Inc.*	36,536,895	30,352,686

	Systems Software - 1.4%
1,158,800	Symantec Corp.*	19,926,615	18,888,440
	Total Information Technology	324,359,430	314,804,206

	This sector is 2.9% below your Fund’s cost.

MATERIALS

	Steel - 1.3%
374,600	Carpenter Technology Corp.	$13,768,435	$16,815,794
	Total Materials	13,768,435	16,815,794

	This sector is 22.1% above your Fund’s cost.

	Total common stocks	1,388,296,089	1,295,452,301

Shares or
Principal
Amount

Short-Term Investments - 2.7% (a)

	Commercial Paper - 2.5%
$33,800,000	Prudential Funding LLC,
	due 10/03/11,
	discount of 0.10%	33,799,812	33,799,812

	Variable Rate Demand Note - 0.2%
2,183,901	American Family Financial
	Services, 0.10%	2,183,901	2,183,901
	Total short-term investments	35,983,713	35,983,713
	Total investments - 99.6%	$1,424,279,802	1,331,436,014
	Other assets, less
	liabilities - 0.4% (a)		5,434,926
	TOTAL NET ASSETS - 100.0%		$1,336,870,940

(a)	Percentages for the various classifications relate to net assets.
*	Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2011

Income:
Dividends	$13,540,848
Interest	78,243
Total income	13,619,091

Expenses:
Management fees	18,413,222
Transfer agent fees	977,840
Administrative and accounting services	207,141
Printing and postage expense	167,556
Board of Directors fees and expenses	124,225
Custodian fees	119,480
Professional fees	55,114
Registration fees	47,185
Insurance expense	46,889
Other expenses	1,925
Total expenses	20,160,577

Net Investment Loss	(6,541,486)
Net Realized Gain on Investments	317,490,769
Net Decrease in Unrealized Appreciation on Investments	(266,737,876)
Net Gain on Investments	50,752,893
Net Increase in Net Assets Resulting From Operations	$44,211,407

Statements of Changes in Net Assets
For the Years Ended September 30, 2011 and 2010

	2011	2010
Operations:
Net investment loss	$(6,541,486)	$(6,691,589)
Net realized gain on investments	317,490,769	168,156,155
Net decrease in unrealized appreciation on investments	(266,737,876)	(78,682,801)
Net increase in net assets resulting from operations	44,211,407	82,781,765

Fund Share Activities:
Proceeds from shares issued (7,644,065 and 5,907,401 shares, respectively)	196,448,187	129,867,845
Cost of shares redeemed (24,862,946 and 34,266,723 shares, respectively)	(659,542,217)	(738,576,591)
Net decrease in net assets derived from Fund share activities	(463,094,030)	(608,708,746)
Total Decrease	(418,882,623)	(525,926,981)

Net Assets at the Beginning of the Year	1,755,753,563	2,281,680,544
Net Assets at the End of the Year	$1,336,870,940	$1,755,753,563
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.02	$21.11	$26.86	$40.98	$32.27

Income from investment operations:
Net investment loss(1)	(0.09)	(0.07)	(0.05)	(0.18)	(0.19)
Net realized and unrealized (losses) gains
on investments	(0.55)	0.98	(5.59)	(8.72)	9.15
Total from investment operations	(0.64)	0.91	(5.64)	(8.90)	8.96

Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(0.11)	(5.22)	(0.25)
Total from distributions	—	—	(0.11)	(5.22)	(0.25)
Net asset value, end of year	$21.38	$22.02	$21.11	$26.86	$40.98
TOTAL RETURN	(2.91%)	4.31%	(20.98%)	(25.16%)	27.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,336,871	1,755,754	2,281,681	3,421,787	4,851,268
Ratio of expenses to average net assets	1.09%	1.11%	1.10%	1.08%	1.08%
Ratio of net investment loss
to average net assets	(0.36%)	(0.33%)	(0.25%)	(0.54%)	(0.54%)
Portfolio turnover rate	234%	225%	239%	210%	162%

(1) Net investment loss per share was calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Blue Fund
Statement of Assets and Liabilities
September 30, 2011
Assets:
Investments in securities, at value (cost $1,534,158,166)	$1,539,345,634
Receivable from investments sold	37,039,975
Dividends and interest receivable	1,358,625
Receivable from shareholders for purchases	1,082,553
Total assets	$1,578,826,787

Liabilities:
Payable to brokers for investments purchased	$65,485,072
Payable to shareholders for redemptions	24,003,077
Payable to adviser for management fees	1,383,319
Other liabilities	438,038
Total liabilities	91,309,506

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 69,187,693 shares outstanding	2,791,005,471
Net unrealized appreciation on investments	5,187,468
Accumulated net realized loss on investments	(1,308,675,658)
Net assets	1,487,517,281
Total liabilities and net assets	$1,578,826,787

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($1,487,517,281 ÷ 69,187,693 shares outstanding)	$21.50

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
September 30, 2011

Shares		Cost	Value
Common Stocks - 96.4% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 2.6%
685,000	The TJX Companies Inc.	$36,060,596	$37,996,950

	Apparel, Accessories & Luxury Goods - 4.9%
342,400	Fossil Inc.*	33,640,601	27,754,944
376,950	VF Corp.	40,205,576	45,806,964

	Auto Parts & Equipment - 3.2%
435,000	BorgWarner Inc.*	26,854,110	26,330,550
642,300	TRW Automotive Holdings Corp.*	30,618,256	21,022,479

	Automotive Retail - 2.4%
537,900	O’Reilly Automotive Inc.*.	32,070,011	35,840,277

	Footwear - 3.5%
610,300	NIKE Inc.	47,775,117	52,186,753

	General Merchandise Stores - 5.9%
699,200	Dollar General Corp.*	24,297,200	26,401,792
142,200	Dollar Tree Inc.*	10,097,959	10,680,642
1,027,500	Target Corp.	49,127,633	50,388,600

	Internet Retail - 2.8%
94,260	Priceline.com Inc.*	49,149,127	42,366,099

	Motorcycle Manufacturers - 3.3%
1,422,100	Harley-Davidson Inc.	55,143,971	48,820,693
	Total Consumer Discretionary	435,040,157	425,596,743

	This sector is 2.2% below your Fund’s cost.

CONSUMER STAPLES
	Household Products - 0.2%
61,600	Church & Dwight Co. Inc.	2,646,666	2,722,720

	Hypermarkets & Super Centers - 2.1%
382,800	Costco Wholesale Corp.	28,558,412	31,435,536
	Total Consumer Staples	31,205,078	34,158,256

	This sector is 9.5% above your Fund’s cost.
ENERGY

	Oil & Gas Equipment & Services - 1.0%
500,300	Halliburton Co.	14,669,162	15,269,156

	Oil & Gas Exploration & Production - 5.0%
470,600	Concho Resources Inc.*	38,547,665	33,478,484
615,100	Pioneer Natural Resources Co.	52,145,922	40,455,127
	Total Energy	105,362,749	89,202,767

	This sector is 15.3% below your Fund’s cost.

Brandywine Blue Fund
Schedule of Investments (Continued)
September 30, 2011

Shares		Cost	Value
Common Stocks - 96.4% (a) (Continued)

HEALTH CARE

	Biotechnology - 4.6%
1,091,500	Celgene Corp.*	$59,364,914	$67,585,680

	Health Care Distributors - 3.5%
1,259,700	Cardinal Health Inc.	48,924,650	52,756,236

	Health Care Equipment - 2.6%
1,631,900	CareFusion Corp.*	45,251,781	39,084,005

	Life Sciences Tools & Services - 3.2%
1,522,100	Agilent Technologies Inc.*	52,086,085	47,565,625
	Total Health Care	205,627,430	206,991,546

	This sector is 0.7% above your Fund’s cost.
INDUSTRIALS

	Aerospace & Defense - 3.6%
344,900	Precision Castparts Corp.	41,505,961	53,618,154

	Environmental & Facilities Services - 4.0%
2,102,300	Republic Services Inc.	64,581,520	58,990,538

	Industrial Conglomerates - 2.8%
1,002,400	Danaher Corp.	43,780,901	42,040,656

	Railroads - 2.9%
395,809	Kansas City Southern*	21,635,460	19,774,618
369,700	Norfolk Southern Corp.	26,650,545	22,559,094

	Trucking - 1.4%
2,402,200	Hertz Global Holdings Inc.*	33,104,626	21,379,580
	Total Industrials	231,259,013	218,362,640

	This sector is 5.6% below your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 2.9%
466,900	Citrix Systems Inc.*	32,786,325	25,460,057
877,000	Nuance Communications Inc.*	18,149,229	17,855,720

	Communications Equipment - 3.3%
1,003,800	Qualcomm Inc.	56,006,385	48,814,794

	Computer Hardware - 6.4%
247,900	Apple Inc.*	40,808,902	94,494,522

	Computer Storage & Peripherals - 5.2%
2,083,900	EMC Corp.*	46,290,657	43,741,061
852,600	SanDisk Corp.*	36,553,543	34,402,410

	Internet Software & Services - 3.3%
1,655,600	eBay Inc.*	53,203,820	48,823,644

	IT Consulting & Other Services - 3.4%
933,800	Teradata Corp.*	46,204,045	49,986,314

	Systems Software - 6.4%
1,021,500	Check Point Software
	Technologies Ltd.*	46,860,657	53,894,340
2,550,700	Symantec Corp.*	42,815,766	41,576,410
	Total Information Technology	419,679,329	459,049,272

	This sector is 9.4% above your Fund’s cost.

	Total common stocks	1,428,173,756	1,433,361,224
Shares or
Principal
Amount

Short-Term Investments - 7.1% (a)
	Commercial Paper - 7.0%

$104,600,000	Prudential Funding LLC,
	due 10/03/11,
	discount of 0.10%........................	104,599,419	104,599,419

	Variable Rate Demand Note - 0.1%
1,384,991	American Family Financial
	Services, 0.10%	1,384,991	1,384,991
	Total short-term investments	105,984,410	105,984,410
	Total investments - 103.5%	$1,534,158,166	1,539,345,634
	Liabilities, less
	other assets - (3.5%)(a)		(51,828,353)
	TOTAL NET ASSETS - 100.0%		$1,487,517,281

(a)	Percentages for the various classifications relate to net assets.
*	Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Blue Fund
Statement of Operations
For the Year Ended September 30, 2011

Income:
Dividends	$16,753,744
Interest	152,364
Total income	16,906,108
Expenses:
Management fees	21,271,021
Transfer agent fees	2,120,187
Printing and postage expense	970,775
Administrative and accounting services	217,433
Board of Directors fees and expenses	126,702
Custodian fees	123,800
Registration fees	85,705
Professional fees	55,149
Insurance expense	51,517
Other expenses.	13,535
Total expenses	25,035,824
Net Investment Loss	(8,129,716)
Net Realized Gain on Investments	216,689,924
Net Decrease in Unrealized Appreciation on Investments	(171,710,740)
Net Gain on Investments	44,979,184
Net Increase in Net Assets Resulting From Operations	$36,849,468

Statements of Changes in Net Assets
For the Years Ended September 30, 2011 and 2010

	2011	2010
Operations:
Net investment loss	$(8,129,716)	$(5,994,541)
Net realized gain on investments	216,689,924	167,418,597
Net decrease in unrealized appreciation on investments	(171,710,740)	(36,891,471)
Net increase in net assets resulting from operations	36,849,468	124,532,585

Distributions to Shareholders:
Distributions from net investment income ($0.06695 per share)	—	(7,553,091)

Fund Share Activities:
Proceeds from shares issued (15,420,697 and 28,161,958 shares, respectively)	387,493,439	605,605,866
Net asset value of shares issued in distributions reinvested (334,201 shares)	—	6,963,847
Cost of shares redeemed (40,706,584 and 53,126,826 shares, respectively)	(994,416,731)	(1,133,864,678)
Net decrease in net assets derived from Fund share activities	(606,923,292)	(521,294,965)
Total Decrease	(570,073,824)	(404,315,471)

Net Assets at the Beginning of the Year	2,057,591,105	2,461,906,576
Net Assets at the End of the Year	$1,487,517,281	$2,057,591,105
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Financial Highlights
`(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.78	$20.67	$23.86	$38.18	$31.15
Income from investment operations:
Net investment (loss) income(1)	(0.10)	(0.06)	0.04	(0.07)	(0.02)
Net realized and unrealized (losses) gains
on investments	(0.18)	1.24	(3.23)	(10.38)	8.15
Total from investment operations	(0.28)	1.18	(3.19)	(10.45)	8.13

Less distributions:
Distributions from net investment income	—	(0.07)	—	—	—
Distributions from net realized gains	—	—	—	(3.87)	(1.10)
Total from distributions	—	(0.07)	—	(3.87)	(1.10)
Net asset value, end of year	$21.50	$21.78	$20.67	$23.86	$38.18
TOTAL RETURN	(1.29%)	5.71%	(13.37%)	(30.70%)	26.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,487,517	2,057,591	2,461,907	3,323,668	3,304,281
Ratio of expenses to average net assets	1.18%	1.17%	1.16%	1.13%	1.12%
Ratio of net investment (loss) income
to average net assets	(0.38%)	(0.27%)	0.21%	(0.23%)	(0.06%)
Portfolio turnover rate	250%	212%	261%	267%	184%

(1) Net investment (loss) income per share was calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

The Brandywine Funds
Notes to Financial Statements
September 30, 2011

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2011, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies (Continued)
The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily  an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 –	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 –	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of September 30, 2011, based on the inputs used to value them:

	Brandywine Fund	Blue Fund
Valuation Inputs	Investments in Securities	Investments in Securities
Level 1 – Common Stocks	$1,295,452,301	$1,433,361,224
Level 2 – Short-Term Commercial Paper	33,799,812	104,599,419
Variable Rate Demand Notes	2,183,901	1,384,991
Total Level 2	35,983,713	105,984,410
Level 3 –	—	—
Total	$1,331,436,014	$1,539,345,634

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period.  There were no transfers between levels during the period ended September 30, 2011.

See the Schedules of Investments for the investments detailed by industry classification.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ACS 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies (Continued)

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2011 the reclassifications were as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Loss	Paid In Capital
Brandywine Fund	$6,541,486	$(69)	$(6,541,417)
Blue Fund	8,129,716	(506)	(8,129,210)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

The Adviser has voluntarily agreed to reimburse each Fund for expenses over 2% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2011.

Each of the Funds currently pay the five independent directors annual fees of $23,300 each. The lead independent director and chairman of the audit committee are paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Funds at the net asset value of the Funds on the payment date. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2011, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Paid during the Year	$124,225	$126,702

Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2011

(3)	Credit Agreements

U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. Each of the Funds has a $50,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the year ended September 30, 2011, neither Fund borrowed against their Credit Agreement.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions

For the year ended September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale
	Purchases	Proceeds
Brandywine Fund	$4,172,819,268	$4,660,021,630
Blue Fund	5,079,883,864	5,647,416,219

(6)	Income Tax Information

The following information for the Funds is presented on an income tax basis as of September 30, 2011:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$1,429,423,058	$48,741,257	$(146,728,301)	$(97,987,044)	$—	$—
Blue Fund	1,544,405,817	112,038,542	(117,098,725)	(5,060,183)	—	—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2011				September 30, 2010
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$—	$—	$871,516,398	$—	$—	$—
Blue Fund	—	—	1,298,428,007	—	7,553,091	—

Since there were no ordinary distributions paid for the Funds’ for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

(7)	Subsequent Events

On October 3, 2011 the Funds entered into a distribution agreement with Quasar Distributors, LLC, a wholly owned subsidiary of U.S. Bank. Concurrent with this agreement, the Funds terminated the existing secured lines of credit and are negotiating the terms of new unsecured lines of credit. The Advisor has agreed to incur the fees related to the distribution services on behalf of the Funds.

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	4/01/11	9/30/11	4/01/11-9/30/11

Brandywine Actual	$1,000.00	$737.20	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52
Brandywine Blue Actual	$1,000.00	$801.00	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.97

*
Expenses are equal to the Funds’ annualized expense ratios of 1.09% and 1.18%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011)

Additional Director Information, Proxy
Voting Policyand Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities is available on the Funds’ website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
	Portfolios in Fund Complex	Principal Occupation	Other Directorships Held
Name, Age, Address	Overseen by Director	During Past Five Years	by Director

C. Quentin S. Jackson, 67 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Lead Independent Director Indefinite Term since October 2001 3 Portfolios	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies.	None

Stuart A. McFarland, 64 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 Audit Committee Chairman, since June 2004 3 Portfolios
Mr. McFarland is Managing Partner
of Federal City Capital Advisors, LLC,
a financial advisory firm. He was the
Chairman of Federal City
Bancorp, a thrift holding company
from April 2004 until June 2007.
Helios Funds (8 portfolios) and Newcastle Investment Corporation

Thomas D. Wren, 59 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since June 2006 3 Portfolios
Mr. Wren is retired. He was a senior
adviser for Promontory Financial
Group, LLC from 2006 to 2011.
He was the Treasurer of MBNA
Corporation and its MBNA
America Bank, N.A. subsidiary from
1995 to 2006.
ACM Financial Trust, Inc. and Hatteras Financial Corp.

Stephen M. Wynne, 56 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since September 2011 3 Portfolios
Mr. Wynne is retired. He was the
CEO of the U.S. Funds Services
business unit of Bank of New York
Mellon, following the acquisition
in 2010 of PNC Global Investment
Servicing. He was the CEO of PNC
Global Investment Servicing where
he served in various capacities from
1977 until 2010.
Copeland Trust (1 portfolio), and FundVantage Trust (21 portfolios)

James W. Zug, 71 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Zug is a retired Partner of PricewaterhouseCoopers LLP. He was employed with Pricewater- houseCoopers and its predecessors from 1964 until 2000.	Allianz Funds (25 portfolios), Amkor Technology, Inc. and Teleflex Inc.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
"Interest Persons"		Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
of the Funds*	Name, Age, Address	seen by Director or Officer	During Past Five Years	by Director or Officer

	William F. D’Alonzo*, 56 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 President since 2003 Chairman since 2004 3 Portfolios	Mr. D’Alonzo joined Friess Associates in 1981 as part of the research team, became Chief Investment Officer in 1997 and Chief Executive Officer in 2002.	None

	Lynda J. Campbell*, 65 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 1998 Secretary since 1990 Treasurer since 2007 3 Portfolios	Ms. Campbell joined Friess Associ- ates in 1985, the year of Brandy- wine Fund’s inception. Ms. Campbell is currently Chief Administrative Officer of the Friess Companies.	None

	Joseph J. Fields*, 55 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Fields joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	Gordon Kaiser*, 52 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Kaiser joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	David D. Marky*, 46 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2002 Chief Compliance Officer since 2004 3 Portfolios	Mr. Marky joined Friess Associates in 2000. He currently serves as Chief Compliance Officer and Chief Operating Officer for the Friess Companies.	None

The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (800) 656-3017 www.brandywinefunds.com
Foster S. Friess
Founder

For additional information about the Directors and Officers, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*
Messrs. D’Alonzo, Fields, Kaiser and Marky and Ms. Campbell are “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associaties, LLC.

Capital Gains Update...

The Brandywine Funds will not distribute capital gains stemming from fiscal 2011. Whether there are any capital gains distributions made for the calendar year will be determined over the last three months of 2011, but that possibility is very remote.

Brandywine Fund finished the fiscal year with a net realized loss of approximately $14.02 per share. Brandywine Blue Fund’s net realized loss was approximately $18.91 per share. The Brandywine Funds will not make capital gains distributions, which are taxable events for shareholders in taxable accounts, until gains are realized in excess of the net loss amounts. Please check upcoming reports for updates.

IRA Investors...

The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 18, 2011. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Definitions and Disclosures

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of September 30, 2011, unless listed in the accompanying schedules of investments. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets. The Price-to-Book (P/B) Ratio compares a stock’s market value to the value of total assets less total liabilities. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2011, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 0.91, -0.91 and 3.28 percent; the Russell 1000 Growth Index’s were 3.78, 1.62 and 3.01 percent; the Russell 3000 Index’s were 0.55, -0.92 and 3.48 percent; the Russell 3000 Growth Index’s were 3.39, 1.56 and 3.18 percent; and the S&P 500 Index’s were 1.14, -1.18 and 2.82 percent.

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Officers:William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President; Gordon Kaiser,
Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: David Marky, Adam Rieger

Managed by Friess Associates, LLC	Annual Report	September 30, 2011

Dear Fellow Shareholders:

Renewed concerns about one nation’s ability to avoid buckling under its sovereign debt burden snowballed into volatility-stoking fear in the September quarter as investors considered how Greece’s problems could reverberate around the globe. Major indexes suffered their worst quarterly declines since the height of the financial crisis in the December quarter of 2008.

From isolated incident to full-fledged systemic shock, investors in recent months seemed to indicate that, wherever the European debt situation ultimately falls on the range of potential outcomes, people believe the economic outlook is no longer bright enough to warrant the kind of sizable progress stocks made over the first seven of the last 12 months.

Brandywine Advisors Midcap Growth Fund declined 4.35 percent in its fiscal year through September 30. The S&P 500 and Russell Midcap Growth Indexes gained 1.14 and 0.80 percent. The Russell Midcap Index declined 0.88 percent.

The member states of the European Union, collectively, comprise the largest economy in the world. For China, which is relied upon as a primary engine of global growth, the E.U. represents its largest export market. The U.S. and E.U. economies are symbiotically entwined on too many levels to count. The point is bad news for the E.U. can be bad news for the global economy.

Unable to pinpoint how or quantify the degree to which the E.U.’s sovereign debt issues could become a widely shared concern, investors took a flee-now-seek-facts-later approach during the September quarter. Every economic sector experienced declines. On a relative basis, however, slow-growing, defensive areas such as the utilities and consumer staples sectors fared much better than sectors that are generally considered to be more sensitive to economic shifts.

Brandywine Advisors isolates companies demonstrating near-term earnings strength that also show intermediate-term potential, which put it in a bad spot as the market sought to redefine its vision of the upcoming economic landscape. Generally speaking, the companies we held delivered on the earnings front, but suffered due to skepticism about whether their above-average growth will prove to be sustainable.

We think so, but that’s a debate that can only be settled with time. As for the three months through September, Brandywine Advisors was at the mercy of sentiment that turned sharply against earnings-growth potential. The Fund’s decline in the September quarter more than erased the lead Brandywine Advisors enjoyed over its benchmarks through the first nine months of the fiscal year.

The price of a barrel of crude oil fell by 17 percent during the quarter as investors bet that deteriorating economic conditions would lead to reduced energy consumption. Companies from the energy sector were categorically dismissed.

Holdings from the energy sector detracted most from performance relative to the Russell Midcap Growth Index in the quarter. Patterson-UTI Energy, an onshore contract driller, and Oil States International, which provides everything from undersea tubing to on-site

Brandywine Advisors
Cumulative Total Return	% Change
Quarter	-24.81
One Year	-4.35
Five Years	-22.29
Ten Years	13.25
Inception – 10/31/00	-9.88

Annualized Total Return
Five Years	-4.92
Ten Years	1.25
Inception – 10/31/00	-0.95

* Expense Ratio – 1.28% as stated in the Prospectus dated January 31, 2011

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

worker accommodations, weighed the most on results. Both companies beat estimates with big June-quarter earnings growth. The consensus 2012 earnings estimate for each company was higher in September than it was in June, yet each company’s share price moved decidedly in the other direction.

Keeping with the slowdown theme, holdings from the industrial sector also detracted from results. Industrial holdings represented the Fund’s third largest sector and accounted for a greater percentage of assets than the sector within the Russell Midcap Growth Index. WABCO Holdings and Hertz Global Holdings were notable detractors from the industrial group as investors worried conditions would crimp demand for WABCO parts used in commercial vehicles and discourage business travel that might otherwise lead to Hertz car rentals.

The technology sector was the next most significant detractor from performance versus the benchmark. Like the energy and industrial sectors, the technology sector was hit hard and broadly. Investors applied their economic thesis in a way that suggested consumer and corporate spending on tech gear and software was about to flop. The technology sector represented the second largest percentage of assets in Brandywine Advisors.

Polycom exceeded June-quarter estimates with 54 percent earnings growth, but the company became a victim of the market’s fears about future corporate expenditures given that it makes conferencing equipment for businesses. Polycom finished the September quarter as one of the Fund’s costliest holdings.

For more information on holdings that influenced September-quarter performance, please see Roses & Thorns on page 5.

We’re pleased to announce that the Brandywine Board of Directors at its September meeting unanimously elected Stephen Wynne to serve in the Independent Director position left vacant by Dick Scarlett’s retirement.

Steve brings with him more than three decades of experience in the mutual fund industry. He retired at the end of 2010 as Chief Executive Officer of the U.S. Funds Services business unit of Bank of New York Mellon, a position that arose from BNY Mellon’s acquisition of Steve’s previous company. Steve spent 33 years with PNC Global Investment Servicing, where he was appointed Chief Operating Officer in 2002, President in 2005 and Chief Executive in 2008. We’re confident Steve will be a valuable addition to the Board.

Investors have been at best reluctant and at worst fearful to show confidence in earnings forecasts as they stand today because they believe looming macro threats have the power to shape tomorrow in an unexpected and presumably unpleasant manner.

The basis of our investment strategy is an inherent trust in earnings, but it’s far from blind trust. “Trust, but verify,” the phrase President Reagan liked to use to describe U.S. relations with the Soviet Union, applies here in that we put our trust in a company as an investment opportunity only after we work hard to verify that its earnings prospects are bright. Our research continues to uncover ample reason for earnings optimism, and we believe the broader market will be in a position to recognize that fact as 2011 comes to a close.

To be sure, the worst-case scenario for the European debt crisis that results in Greece’s complete collapse and ripple effects that spark another global financial crisis wouldn’t be good for anyone. But the worst-case scenario isn’t necessarily the most likely one despite the impression given by the gloom that weighed on stocks in most of the September quarter.

Investors made a lot of forward-looking assumptions about what the world might look like based mainly on their best guesses as to whether a foreign government’s sovereign debt mess will turn out to be containable over a yet-to-be-determined timeline. That doesn’t strike us as a formula for pinpoint forecasting.

We think the market got some things wrong in the months since it peaked on the last day of April. We recognize the potential for fallout from Europe’s sovereign debt problems, and we’re factoring related risk into our investment decisions. At the same time, the research legwork we’re conducting every day is not uncovering evidence of economic concerns that begin to approach the magnitude of what the market appeared to discount in the September quarter.

It seems to us that stocks have some correcting to do to the upside, particularly shares of companies that report earnings that refute the recent dire what-if scenarios for the economy. We believe the Brandywine Advisors portfolio consists of companies that fit that description.

Thanks for your support in this volatile market environment!

Bill D’Alonzo	October 14, 2011
Brandywine Funds President

2

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distribu-tions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Midcap Growth Fund and to compare these costs withthe ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

The example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors Midcap Growth Fund currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	4/01/11	9/30/11	4/01/11-9/30/11
Brandywine Advisors Midcap Growth Fund Actual	$1,000.00	$747.00	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.18

*
Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011).

Additional Director Information, Proxy Voting
Policyand Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Fund’s website at http://www.brandywinefunds.com. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3

Brandywine Advisors Midcap Growth Fund
Portfolio Characteristics as of September 30, 2011

% Change in Top Ten Holdings From Book Cost

1. Republic Services Inc.	-8.7%	6. Jarden Corp.	-15.1%
2. Kirby Corp.	-7.9%	7. Jabil Circuit Inc.	+6.5%
3. Check Point Software Technologies Ltd.	+14.9%	8. Harley-Davidson Inc.	-12.6%
4. Teradata Corp.	+8.1%	9. Agilent Technologies Inc.	-8.7%
5. VeriFone Systems Inc.	-14.1%	10. Webtec Corp.	-15.2%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share
2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 1.14, -1.18 and 2.82 percent.

Top Ten Industry Groups

4

Brandywine Advisors Midcap Growth Fund
September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move

CF Industries Holdings Inc.	$841.7	24.4	The manufacturer of nitrogen and phosphate fertilizer products grew June-quarter earnings 174 percent to $6.87 per share, beating the consensus estimate. Shares gained ground following forecasts of deteriorating yields for the U.S. corn crop amid challenging weather conditions, raising expectations that farmers will require robust fall and spring nitrogen applications. Your team sold CF Industries during the quarter when it reached our target price.
Deckers Outdoor Corp.	$614.0	13.7
The owner of the UGG, Teva, TSUBO, Sanuk, Mozo, and Ahnu footwear brands topped June-quarter earnings estimates by 17 percent. New store openings and an expanding international footprint are helping expand sales of the company’s UGG sheepskin boots and other footwear while also opening new merchandising opportunities for accessories and apparel. We sold Deckers during the quarter when it reached our target price.

O’Reilly Automotive Inc.	$501.4	15.3	The aftermarket auto parts retailer grew June-quarter earnings 19 percent. O’Reilly benefits from greater demand of maintenance and repair associated with owning cars for longer periods following a considerable period of depressed new-car sales. Hot summer weather in key markets helped drive higher sales of engine-related parts, while cost savings and other synergies associated with the company’s integration of CSK had a positive impact on profitability.

Church & Dwight Co. Inc.	$260.8	7.8	The maker of a broad range of consumer and specialty products under the Arm & Hammer brand name beat the consensus estimate with 11 percent June-quarter earnings growth. We purchased shares during the quarter as lower-than-expected gross profit margins, resulting from a spike in sales from a small low-margin business segment, caught some investors off guard. We expect strong results as margins normalize and the company continues to leverage the success of its core brands.

Jabil Circuit Inc.	$241.9	6.5
The provider of electronics manufacturing services to aerospace, automotive, computing and consumer products customers grew August-quarter earnings 19 percent, topping estimates by 11 percent. Jabil raised earnings guidance for its November quarter. Jabil’s diversified manufacturing segment hasn’t shown evidence of economic weakness, with the company capitalizing on new outsourcing opportunities related to growth in health care, clean technology and emerging market demand.

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move

Patterson-UTI Energy Inc.	$2,223.3	45.1	The provider of onshore contract drilling and pressure pumping services to oil and natural gas producers in North America grew June-quarter earnings to $0.52 per share from $0.11 a year ago, beating Wall Street estimates. While Patterson’s services remain in high demand following efforts to modernize equipment and expand in high-growth areas, shares fell as energy prices retreated during the quarter.
MetroPCS Communications Inc.	$1,977.9	39.7	The nation’s fifth-largest wireless carrier by number of subscribers grew June-quarter earnings 9 percent on revenue growth of 19 percent. The company experienced an unexpected rise in customer turnover. An uninspiring employment outlook and relatively high gas prices compounded the beginning of a generally weak seasonal period. We sold MetroPCS during the quarter to fund an idea with better near-term earnings visibility.
Acme Packet Inc.	$1,916.3	39.9
The manufacturer of telecommunications equipment that allows the delivery of real-time audio and video over the Internet grew June-quarter earnings 50 percent. Acme Packet’s session border controllers determine how audio and video are handled over Internet Protocol (IP) networks. While the market is growing rapidly for the controllers as IP networks increasingly take the place of traditional telephone networks, shares fell as investors grew concerned that volatile economic conditions would discourage future infrastructure spending.

McDermott International Inc.	$1,822.0	35.8	The engineering and construction company serving the offshore oil and gas industry recorded numerous project wins for its construction services segment, but macro-level threats prompted investors to question the economic recovery and flee economically sensitive sectors.
Oil States International Inc.	$1,805.6	35.9	The provider of equipment and services to the oil and gas industry grew June-quarter earnings 89 percent, beating the consensus estimate by 13 percent. Despite record results and backlogged orders, shares traded lower on concerns that a global economic slowdown and falling energy prices would force energy companies to cancel capital expenditure plans.

All gains/losses are calculated on an average cost basis

5

Management’s Discussion of Results,
Brandywine Advisors Midcap Growth Fund

Sentiment extremes marked the fiscal year as investors focused on macro-level matters throughout much of the period. Investors began the period in celebratory fashion, boosting stocks in what seemed to be confidence in the European Union’s ability to avert crisis stemming from Greece’s sovereign debt problems. Market conditions began deteriorating in the spring, when investors began to view a lack of progress on the Greek situation as a resurgent threat with potentially widespread implications.

Brandywine Advisors Midcap Growth Fund aims to capitalize on the long-term relationship between individual-company earnings performance and stock prices. Although Brandywine Advisors executed its strategy to isolate rapidly growing companies likely to exceed earnings estimates, its approach was not effective in generating excess return for the fiscal year. Appreciation for positive near-term earnings trends waned just past the period’s halfway point as investors worried that fallout from the debt crisis could reshape the global economic outlook.

Brandywine Advisors declined 4.35 percent in the 12 months through September 30, 2010. The S&P 500 and Russell Midcap Growth Indexes gained 1.14 and 0.80 percent. The Russell Midcap Index declined 0.88 percent.

The Federal Reserve’s announced plan to intervene on the economy’s behalf by buying long-term Treasury bonds helped ignite a positive market environment at the fiscal year’s outset. The Fund posted its strongest quarterly return since its inception during the final three months of 2010, outperforming its benchmarks.

Positive momentum carried into early 2011 despite macro threats that included a major earthquake in Japan. Revolutions in the Middle East pushed oil prices higher, drawing investor attention to the earnings strength apparent in the Fund’s energy holdings.

The Fund remained well into positive territory and ahead of its benchmarks on a fiscal-year-to-date basis through June. From that point on, investors increasingly grew to view a lack of new action by the European Union to help Greece avoid defaulting on its sovereign debt obligations as a material threat to stability in global markets.

The decline accelerated as time passed. Investors favored areas considered defensive, such as the consumer staples sector, where the Fund maintained limited exposure due to a lack of earnings strength there. Economic expectations were tempered, making the Fund’s industrial holdings a drag on results late in the fiscal year as well.

Hypothetical Comparison of Change in Value of $10,000 Investment in Brandywine Advisors Midcap Growth Fund, Russell Midcap Growth Index(1), Russell Midcap Index(2) and S&P 500 Index(3)

(1)
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values and includes dividends. The stocks are also members of the Russell 1000 Growth Index.

(2)	The Russell Midcap Index, a trademark of the Frank Russell Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes dividends.
(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes dividends.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
  Brandywine Advisors Midcap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Advisors Midcap Growth Fund (a series of Brandywine Blue Fund, Inc.) (the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 14, 2011

Brandywine Advisors Midcap Growth Fund
Statement of Assets and Liabilities
September 30, 2011
Assets:
Investments in securities, at value (cost $134,133,083)	$122,259,279
Receivable from investments sold	3,370,961
Dividends and interest receivable	118,356
Receivable from shareholders for purchases	5,510
Total assets	$125,754,106

Liabilities:
Payable to brokers for investments purchased.	$2,672,280
Payable to adviser for management fees	108,760
Other liabilities	47,073
Total liabilities	2,828,113

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 18,034,458 shares outstanding	179,758,433
Net unrealized depreciation on investments	(11,873,804)
Accumulated net realized loss on investments	(44,958,636)
Net assets	122,925,993
Total liabilities and net assets	$125,754,106

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($122,925,993 ÷ 18,034,458 shares outstanding)	$6.82

The accompanying notes to financial statements are an integral part of this statement.

7

Brandywine Advisors Midcap Growth Fund
Schedule of Investments
September 30, 2011
Shares		Cost	Value
Common Stocks - 97.4% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 0.8%
49,100	Chico’s FAS Inc.	$694,013	$561,213
22,000	Foot Locker Inc.	345,264	441,980

	Apparel, Accessories & Luxury Goods - 2.7%
26,900	Fossil Inc.*	2,651,847	2,180,514
9,600	VF Corp.	1,015,281	1,166,592

	Auto Parts & Equipment - 2.0%
17,300	BorgWarner Inc.*	1,075,202	1,047,169
45,000	TRW Automotive Holdings Corp.*	1,591,177	1,472,850

	Automotive Retail - 2.5%
45,900	O’Reilly Automotive Inc.*	2,685,438	3,058,317

	Footwear - 0.7%
36,700	Crocs Inc.*	1,063,478	868,689

	General Merchandise Stores - 2.5%
57,500	Dollar General Corp.*	1,998,125	2,171,200
11,700	Dollar Tree Inc.*	831,592	878,787

	Home Furnishing Retail - 1.9%
75,200	Williams-Sonoma Inc.	2,392,735	2,315,408

	Home Furnishings - 2.5%
153,100	Leggett & Platt Inc.	3,813,482	3,029,849

	Housewares & Specialties - 3.4%
147,400	Jarden Corp.	4,904,847	4,165,524

	Motorcycle Manufacturers - 3.2%
114,400	Harley-Davidson Inc.	4,492,804	3,927,352

	Restaurants - 2.1%
92,800	Dunkin’ Brands Group Inc.*	2,523,776	2,570,560

	Specialty Stores - 1.9%
70,100	Dick’s Sporting Goods Inc.*	2,411,948	2,345,546
	Total Consumer Discretionary	34,491,009	32,201,550

	This sector is 6.6% below your Fund’s cost.

CONSUMER STAPLES

	Household Products - 2.9%
81,500	Church & Dwight Co. Inc.	3,341,470	3,602,300
	Total Consumer Staples.	3,341,470	3,602,300

	This sector is 7.8% above your Fund’s cost.

ENERGY

	Oil & Gas Drilling - 2.2%
155,800	Patterson-UTI Energy Inc.	3,577,026	2,701,572

	Oil & Gas Equipment & Services - 3.5%
21,600	Key Energy Services Inc.*	334,773	204,984
35,400	McDermott International Inc.*	253,770	380,904
46,500	Oil States International Inc.*	3,385,901	2,367,780
52,400	Superior Energy Services Inc.*	1,755,119	1,374,976

	Oil & Gas Exploration & Production - 5.4%
38,800	Concho Resources Inc.*	3,184,993	2,760,232
52,300	Pioneer Natural Resources Co.	4,458,651	3,439,771
78,500	SandRidge Energy Inc.*	828,538	436,460
	Total Energy	17,778,771	13,666,679

	This sector is 23.1% below your Fund’s cost.

FINANCIALS

	Property & Casualty Insurance - 2.9%
229,600	Fidelity National Financial Inc.	3,663,755	3,485,328
	Total Financials	3,663,755	3,485,328

	This sector is 4.9% below your Fund’s cost.

HEALTH CARE

	Health Care Equipment - 2.6%
132,800	CareFusion Corp.*	3,671,302	3,180,560

	Life Sciences Tools & Services - 7.7%
123,800	Agilent Technologies Inc.*	4,238,681	3,868,750
73,500	Covance Inc.*	3,540,523	3,340,575
55,900	Illumina Inc.*	2,312,745	2,287,428
	Total Health Care	13,763,251	12,677,313

	This sector is 7.9% below your Fund’s cost.

INDUSTRIALS

	Construction & Engineering - 2.0%
128,700	Quanta Services Inc.*	2,461,964	2,418,273

	Construction & Farm Machinery & Heavy Trucks - 3.0%
71,100	Wabtec Corp.	4,432,843	3,759,057

	Environmental & Facilities Services - 4.2%
183,500	Republic Services Inc.	5,641,764	5,149,010

	Marine - 3.9%
90,600	Kirby Corp.*	5,178,172	4,769,184

8

Brandywine Advisors Midcap Growth Fund
Schedule of Investments (Continued)
September 30, 2011

Shares		Cost	Value
Common Stocks - 97.4% (a) (Continued)

	Railroads - 1.5%
37,400	Kansas City Southern*	$2,070,445	$1,868,504

	Trucking - 2.8%
386,600	Hertz Global Holdings Inc.*	4,786,262	3,440,740
	Total Industrials	24,571,450	21,404,768

	This sector is 12.9% below your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 1.2%
16,400	Citrix Systems Inc.*	999,944	894,292
30,200	Nuance Communications Inc.*	622,208	614,872

	Communications Equipment - 4.0%
40,100	Acme Packet Inc.*	1,582,162	1,707,859
170,300	Polycom Inc.*	4,010,960	3,128,411

	Computer Storage & Peripherals - 2.4%
71,400	SanDisk Corp.*	3,061,519	2,880,990

	Data Processing & Outsourced Services - 3.5%
123,300	VeriFone Systems Inc.*	5,025,739	4,317,966

	Electronic Manufacturing Services - 3.2%
221,900	Jabil Circuit Inc. .	3,705,698	3,947,601

	IT Consulting & Other Services - 3.5%
80,900	Teradata Corp.*	4,007,911	4,330,577

	Semiconductors - 2.5%
169,900	Skyworks Solutions Inc.*	3,721,860	3,048,006

	Systems Software - 6.3%
86,600	Check Point Software
	Technologies Ltd.*	3,977,110	4,569,016
196,500	Symantec Corp.*	3,229,465	3,202,950
	Total Information Technology	33,944,576	32,642,540

	This sector is 3.8% below your Fund’s cost.

	Total common stocks	131,554,282	119,680,478

Principal
Amount

Short-Term Investments - 2.1% (a)

	Variable Rate Demand Note - 2.1%
$2,578,801	American Family Financial
	Services, 0.10%	$2,578,801	$2,578,801
	Total short-term investments	2,578,801	2,578,801
	Total investments - 99.5%	$134,133,083	122,259,279
	Other assets, less
	liabilities - 0.5% (a)		666,714
	TOTAL NET ASSETS - 100.0%		$122,925,993

(a)	Percentages for the various classifications relate to net assets.
*	Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

9

Brandywine Advisors Midcap Growth Fund
Statement of Operations
For the Year Ended September 30, 2011
Income:
Dividends	$1,017,305
Interest	9,220
Total income	1,026,525

Expenses:
Management fees	1,638,819
Service and Distribution expenses	116,145
Transfer agent fees	77,330
Professional fees	44,540
Administrative and accounting services	41,333
Registration fees	31,885
Printing and postage expense	29,501
Custodian fees	27,225
Board of Directors fees and expenses	21,363
Insurance expense	10,089
Other expenses	9,079
Interest expense	4,871
Total expenses	2,052,180
Net Investment Loss	(1,025,655)
Net Realized Gain on Investments	28,413,487
Net Decrease in Unrealized Appreciation on Investments	(27,433,801)
Net Gain on Investments	979,686
Net Decrease in Net Assets Resulting From Operations	$(45,969)

Statements of Changes in Net Assets
For the Years Ended September 30, 2011 and 2010
	2011	2010
Operations:
Net investment loss	$(1,025,655)	$(506,829)
Net realized gain on investments	28,413,487	5,213,609
Net (decrease) increase in unrealized appreciation on investments	(27,433,801)	1,122,510
Net (decrease) increase in net assets resulting from operations	(45,969)	5,829,290

Fund Share Activities:
Proceeds from shares issued (645,983 and 5,564,472 shares, respectively)	5,211,144	39,472,170
Cost of shares redeemed (7,673,348 and 2,145,913 shares, respectively)	(61,019,681)	(15,038,733)
Net (decrease) increase in net assets derived from Fund share activities	(55,808,537)	24,433,437
Total (Decrease) Increase	(55,854,506)	30,262,727

Net Assets at the Beginning of the Year	178,780,499	148,517,772
Net Assets at the End of the Year	$122,925,993	$178,780,499
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

10

Brandywine Advisors Midcap Growth Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.13	$6.86	$8.65	$13.03	$10.63

Income from investment operations:
Net investment loss(1)	(0.05)	(0.02)	(0.04)	(0.08)	(0.07)
Net realized and unrealized (losses) gains
on investments	(0.26)	0.29	(1.75)	(2.81)	3.25

Total from investment operations	(0.31)	0.27	(1.79)	(2.89)	3.18

Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	(1.49)	(0.78)
Total from distributions	—	—	—	(1.49)	(0.78)

Net asset value, end of year	$6.82	$7.13	$6.86	$8.65	$13.03

TOTAL RETURN	(4.35%)	3.94%	(20.69%)	(25.22%)	31.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	122,926	178,780	148,518	204,571	261,500
Ratio of operating expenses
to average net assets	1.25%*	1.28%	1.30%	1.19%	1.17%
Ratio of net investment loss
to average net assets	(0.63%)	(0.30%)	(0.62%)	(0.71%)	(0.59%)
Portfolio turnover rate	241%	226%	240%	198%	178%

(1)  Net investment loss per share was calculated using average shares outstanding.

*    Interest expense is less than 0.005% of average net assets.

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements
September 30, 2011
(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Advisors Midcap Growth Fund (the “Fund”). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended, and is a series of the Brandywine Blue Fund, Inc. (the “Blue Fund”). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2011, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

11

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies (Continued)

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 –	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 –	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2011, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 – Common Stocks	$119,680,478
Level 2 – Variable Rate Demand Note	2,578,801
Level 3 –	—
Total	$122,259,279

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period.  There were no transfers between levels during the period ended September 30, 2011.

See the Schedule of Investments for investments detailed by industry classifications.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ACS 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2011, the Fund’s reclassifications were as follows:

Undistributed	Accumulated
Net Investment	Net realized
Income	Loss	Paid In Captal
$1,025,655	($18)	($1,025,637)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund.

The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

12

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
September 30, 2011

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties (Continued)

Under the management agreement, the Adviser will reimburse the Fund for expenses over 1.95% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2011.

The Fund currently pays each of the five independent directors annual fees of $3,400. The lead independent director and chairman of the audit committee are paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Brandywine Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Fund at the net asset value of the Fund on the payment date. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2011, the Fund expensed the following directors fees and costs:

Directors Fees and Travel Costs Paid during the Year	$ 21,363

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2011, approximately 84% of the outstanding shares of the Fund are owned by an affiliate of the Adviser.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to the Fund a $4,000,000 unsecured credit facility pursuant to a Credit Agreement, effective December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the year ended September 30, 2011, the Fund had an outstanding average daily balance of $43,836 under the agreement. The maximum amount outstanding during that period was $4,000,000. Interest expense amounted to $4,871 for the year ended September 30, 2011. The Fund did not have a loan outstanding on September 30, 2011. The Credit Agreement is renewable annually on December 18.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions

For the year ended September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $383,005,755 and $435,288,394, respectively.

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$134,962,886	$2,649,198	($15,352,805)	($12,703,607)	$ —	$ —

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distribution	Distributions
$—	$—	$44,128,833	$—	$—	$—

Since there were no ordinary distributions paid for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

13

Brandywine Advisors Midcap Growth Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
	Portfolios in Fund Complex	Principal Occupation	Other Directorships Held
Name, Age, Address	Overseen by Director	During Past Five Years	by Director

C. Quentin S. Jackson, 67 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Lead Independent Director Indefinite Term since October 2001 3 Portfolios	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies.	None

Stuart A. McFarland, 64 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 Audit Committee Chairman, since June 2004 3 Portfolios
Mr. McFarland is Managing Partner
of Federal City Capital Advisors, LLC,
a financial advisory firm. He was the
Chairman of Federal City
Bancorp, a thrift holding company
from April 2004 until June 2007.
Helios Funds (8 portfolios) and Newcastle Investment Corporation

Thomas D. Wren, 59 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since June 2006 3 Portfolios
Mr. Wren is retired. He was a senior
adviser for Promontory Financial
Group, LLC from 2006 to 2011.
He was the Treasurer of MBNA
Corporation and its MBNA
America Bank, N.A. subsidiary
from 1995 to 2006.
ACM Financial Trust, Inc. and Hatteras Financial Corp.

Stephen M. Wynne, 56 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since September 2011 3 Portfolios
Mr. Wynne is retired. He was the
CEO of the U.S. Funds Services
business unit of Bank of New York
Mellon, following the acquisition
in 2010 of PNC Global Investment
Servicing. He was the CEO of PNC
Global Investment Servicing where
he served in various capacities from
1977 until 2010.
Copeland Trust (1 portfolio), and FundVantage Trust (21 portfolios)

James W. Zug, 71 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Zug is a retired Partner of PricewaterhouseCoopers LLP. He was employed with Pricewater- houseCoopers and its predecessors from 1964 until 2000.	Allianz Funds (25 portfolios), Amkor Technology, Inc. and Teleflex Inc.

14

Brandywine Advisors Midcap Growth Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
“Interested Persons”		Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
of the Fund*	Name, Age, Address	seen by Director or Officer	During Past Five Years	by Director or Officer

	William F. D’Alonzo*, 56 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 President since 2003 Chairman since 2004 3 Portfolios	Mr. D’Alonzo joined Friess Associates in 1981 as part of the research team, became Chief Investment Officer in 1997 and Chief Executive Officer in 2002.	None

	Lynda J. Campbell*, 65 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 1998 Secretary since 1990 Treasurer since 2007 3 Portfolios	Ms. Campbell joined Friess Associates in 1985. Ms. Campbell is currently Chief Administrative Officer of the Friess Companies.	None

	Joseph J. Fields*, 55 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Fields joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	Gordon Kaiser*, 52 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Kaiser joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	David D. Marky*, 46 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2002 Chief Compliance Officer since 2004 3 Portfolios	Mr. Marky joined Friess Associates in 2000. He currently serves as Chief Compliance Officer and Chief Operating Officer for the Friess Companies.	None

The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (877) 636-6460 www.brandywinefunds.com bfunds@friess.com
Foster S. Friess
Founder

For additional information about the Directors and Officers, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge.

*
Messrs. D’Alonzo, Fields, Kaiser and Marky and Ms. Campbell are “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Fund

15

Capital Gains Update . . .

Brandywine Advisors Midcap Growth Fund will not make a capital gains distribution for the fiscal year ended September 30, 2011. The Fund finished the fiscal year in a net realized loss position of approximately $2.50 per share. The realized loss can be carried forward to offset future realized gains.

IRA Investors . . .

The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 18, 2011. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Definitions and Disclosures

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of September 30, 2011, unless listed in the accompanying schedule of investments. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets. The Price-to-Book (P/B) Ratio compares a stock’s market value to the value of total assets less total liabilities. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Fund itself. Baseline provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

As of September 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 1.14, -1.18 and 2.82 percent; the Russell Midcap Index’s were -0.88, 0.56 and 7.45 percent; and the Russell Midcap Growth Index’s were 0.80, 1.64 and 6.70 percent.

P.O. Box 4166, Greenville, DE 19807
(877) 636-6460www.brandywinefunds.combfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood          Report Staff: David Marky, Adam Rieger

16

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Stuart A. McFarland, a member of the audit committee, is an audit committee financial expert.  Mr. McFarland is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$ 51,250 (FY 2011) and $49,716 (FY 2010) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) $69,548 (FY 2011) and $70,870 (FY 2010) in non-audit fees were billed to the registrant’s investment adviser for tax return preparation and GIPS performance verification services.

(h) The Audit Committee of the registrant determined that the provision of non-audit services rendered to the registrant’s investment adviser by the principal accountant disclosed in paragraph (g) of this Item 4, was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10-A3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 27, 2011, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated. There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12.  Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Blue Fund, Inc.
Registrant

By   /s/ William F. D’Alonzo
       William F. D’Alonzo, President,  Principal Executive Officer

Date     10/27/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Blue Fund, Inc.
Registrant

By  /s/ Lynda J. Campbell
       Lynda J. Campbell, Treasurer, Principal Financial Officer

Date     10/27/2011